UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on November 2, 2021, Rhythm Pharmaceuticals, Inc. (the “Company”) entered into a Sales Agreement with Cowen and Company, LLC (“TD Cowen”) to sell shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from time to time through TD Cowen acting as sales agent, having a maximum aggregate offering price of $100,000,000. The issuances and sales under the Sales Agreement were made pursuant to the Company’s registration statement on Form S-3 (File No. 333-270233) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2023, and a prospectus supplement and base prospectus included in the Registration Statement (the “Base Prospectus”), each dated March 2, 2023 (together, the “Prior Prospectus”). As of February 29, 2024, the Company had offered and sold shares of Common Stock pursuant to the Sales Agreement for aggregate gross proceeds to the Company of approximately $50.0 million.

On February 29, 2024, the Company and TD Cowen entered into Amendment No. 1 to Sales Agreement (the “Amendment”) to increase the aggregate offering price of the shares of Common Stock that may be issued and sold pursuant to the Sales Agreement to $200,000,000 (excluding the aggregate offering price of shares of Common Stock issued and sold pursuant to the Sales Agreement prior to February 29, 2024). In connection with the Amendment, on February 29, 2024, the Company filed with the SEC a prospectus supplement, dated February 29, 2024, which, combined with the Base Prospectus (together, the “New Prospectus”), amended the Prior Prospectus in its entirety. The issuances and sales under the Sales Agreement, as amended by the Amendment, will be made pursuant to the Registration Statement and the New Prospectus.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of such amendment, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

The legal opinion of Latham & Watkins LLP relating to the shares of Common Stock being sold pursuant to the Sales Agreement, as amended by the Amendment, is filed as Exhibit 5.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1	Amendment No. 1 to Sales Agreement, dated as of February 29, 2024, between Rhythm Pharmaceuticals, Inc. and Cowen and Company, LLC.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: February 29, 2024	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer